Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO FORBEARANCE AGREEMENT

This THIRD AMENDMENT TO FORBEARANCE AGREEMENT (this “Amendment”) is entered into as of June 28, 2010, by and among Medical Staffing Network, Inc., a Delaware corporation (“Borrower”), Medical Staffing Holdings, LLC, a Delaware limited liability company (“MSH”), Medical Staffing Network Holdings, Inc., a Delaware corporation (together with MSH, “Holdings”), each subsidiary of Borrower party hereto (collectively with Holdings, the “Guarantors” and, together with Holdings and Borrower, the “Loan Parties”), the financial institutions party hereto, as Lenders under the Credit Agreement (as hereinafter defined) (collectively, the “Lenders”), and General Electric Capital Corporation, individually as a Lender (“GECC”) and as administrative agent for the Lenders (in such capacity, “Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (as hereinafter defined).

RECITALS

A. Borrower, Holdings, Agent, Lenders and the other parties party thereto are parties to that certain Amended and Restated Credit Agreement, dated as of March 12, 2009 (as has been or may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, Lenders agreed, subject to the terms and conditions set forth in the Credit Agreement, to make certain loans and other financial accommodations to Borrower.

B. Borrower, Holdings, Agent and the Required Lenders are parties to that certain Second Forbearance Agreement, Limited Waiver and Amendment to Amended and Restated Credit Agreement, dated as of April 7, 2010, as amended by that certain Limited Waiver to Amended and Restated Credit Agreement and Amendment to Forbearance Agreement, dated as of April 30, 2010, among Borrower, the other Loan Parties, the Required Lenders party thereto and the Agent, and as further amended by that certain Second Amendment to Forbearance Agreement, dated as of June 4, 2010, among Borrower, the other Loan Parties, the Required Lenders party thereto and the Agent (the “Forbearance Agreement”).

C. As of the date hereof, the nonpayment of principal by the Borrower on June 30, 2010 (the “Anticipated Payment Default”) is expected to occur prior to the expiration of the Forbearance Period (as extended pursuant to this Amendment), and Borrower has requested that the Required Lenders agree to forbear from exercising their default-related rights and remedies against the Borrower or any other Loan Party with respect to the Anticipated Payment Default.

D. Borrower has requested that the Lenders agree to extend the Forbearance Period (under and as defined in the Forbearance Agreement) in the manner set forth herein.

E. Borrower has requested that the Lenders agree to certain amendments to the provisions related to Protective Advances in the manner set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment to Forbearance Agreement.

A. Exhibit A to the Forbearance Agreement is hereby amended by inserting the following as an additional “Anticipated Default”:

“Event of Default arising under Section 9.1(a) of the Credit Agreement as a result of the failure of Borrower to pay the quarterly principal installment required by Section 2.6(b) of the Credit Agreement when such principal installment becomes due and payable on June 30, 2010.”

B. Section 2(a) of the Forbearance Agreement is hereby amended by deleting “June 30, 2010” in clause (ii) of the second sentence of such Section and inserting “July 2, 2010”.

C. The first sentence of Section 3(e)(i) of the Forbearance Agreement is hereby amended by deleting “$7,000,000” and inserting “$9,000,000”.

SECTION 2. Representations and Warranties of Borrower and Other Loan Parties. To induce Agent and the undersigned Lenders to execute and deliver this Amendment, each of Borrower and each other Loan Party represents and warrants that:

A. The execution, delivery and performance by each of Borrower and the other Loan Parties of this Amendment and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents have been duly authorized by such Loan Parties’ respective Boards of Directors, and this Amendment and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents are legal, valid and binding obligations of such Loan Parties enforceable against such parties in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

B. Neither the execution, delivery and performance of this Amendment and all documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower’s or any other Loan Party’s corporate charter, bylaws, operating agreement, or other governing documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or any other Loan Party is a party or by which Borrower or any other Loan Party or any of their respective property is bound.

SECTION 3. Reference To And Effect On The Credit Agreement. Except to the extent expressly amended by this Amendment, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and other Loan Documents, and all rights of the Lenders and the Agent and all of the Obligations, shall remain in full force and effect. Each of Borrower and the other Loan Parties hereby confirms that the Credit Agreement and the other Loan Documents are in full force and effect and that neither Borrower nor any other Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document. From and after the date hereof, (i) the term “Agreement” in the Forbearance Agreement shall refer to the Forbearance Agreement as amended hereby and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

SECTION 4. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile or other electronic transmission a signature page of this Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or other electronic transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Amendment. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[signature pages follow]

IN WITNESS WHEREOF, this Amendment been executed by the parties hereto as of the date first written above.

MEDICAL STAFFING NETWORK, INC.,
as Borrower

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	President

MEDICAL STAFFING HOLDINGS, LLC,
as Loan Party

By:	MEDICAL STAFFING NETWORK
HOLDINGS, INC. its sole Member

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	President

MEDICAL STAFFING NETWORK
HOLDINGS, INC.,
as Loan Party

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	President

SIGNATURE PAGE TO THIRD AMENDMENT TO FORBEARANCE AGREEMENT

MSN-ILLINOIS HOLDINGS, INC.,
as Loan Party

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	Treasurer

MEDICAL STAFFING NETWORK OF
ILLINOIS, LLC,
as Loan Party

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	Manager

MEDICAL STAFFING NETWORK
ASSETS, LLC,
as Loan Party

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	Manager

INTELISTAF HOLDINGS, INC.,
as Loan Party

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	Treasurer

SIGNATURE PAGE TO THIRD AMENDMENT TO FORBEARANCE AGREEMENT

INTELISTAF GROUP, INC.,
as Loan Party

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	President

INTELISTAF HEALTHCARE, INC.,
as Loan Party

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	President

INTELISTAF PARTNERS NO. 1, LLC,
as Loan Party

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	President

INTELISTAF PARTNERS NO. 2, LLC,
as Loan Party

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	President

SIGNATURE PAGE TO THIRD AMENDMENT TO FORBEARANCE AGREEMENT

INTELISTAF HEALTHCARE
MANAGEMENT, L.P.,
as Loan Party

By:	INTELISTAF PARTNERS NO. 1,
LLC, its General Partner

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	President

SIGNATURE PAGE TO THIRD AMENDMENT TO FORBEARANCE AGREEMENT

GENERAL ELECTRIC CAPITAL
CORPORATION,
as Agent, Lender and Secured Hedging
Counterparty

By:	/s/ Jennifer Aghazadeh

Name:	Jennifer Aghazadeh

Title:	Duly Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO FORBEARANCE AGREEMENT

Hewlett-Packard Financial Services Company,
as a Lender

By:	/s/ Gary Silverman

Name:	Gary Silverman

Title:	Director - Risk Management

Garrison Credit Investments I LLC,
as a Lender

By:	/s/ Julian Weldon

Name:	Julian Weldon

Title:	Secretary

CIFC Funding 2006-I, LTD,
CIFC Funding 2006-II, LTD,
as a Lender

By:	/s/ Steve Vaccaro

Name:	Steve Vaccaro

Title:	Co-Chief Investment Officer

SunTrust Bank,
as a Lender

By:	/s/ Mark Kelley

Name:	Mark Kelley

Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO FORBEARANCE AGREEMENT